Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust CEF Income Opportunity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information

Dated JANUARY 3, 2022

Important Notice Regarding Change in Investment Policy

The Board of Trustees of the Trust has approved certain changes to the Fund’s investment policies and strategies. The changes will remove the Fund’s current non-fundamental investment policy whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges. The Fund still intends to invest in closed-end funds, however, the Fund may also invest in exchange-traded funds (“ETFs”) in order to pursue its investment objective. The Fund’s current investment objective to seek to provide current income with a secondary emphasis on total return and other fundamental policies will not change.

In connection with such changes, the Fund will be renamed "First Trust Income Opportunities ETF." The Fund expects the changes to take effect on or around February 23, 2022, but no earlier than February 7, 2022 (i.e., 60 days from the date this supplement was originally filed).

The Fund’s investment in shares of ETFs will subject it to the risks of owning the securities underlying the ETFs, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk (as described in the Fund’s prospectus). As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Please Keep this Supplement with Your Fund Prospectus, Summary Prospectus and

Statement of Additional Information for Future Reference